Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Growth Fund

(the “Fund”)

Supplement dated May 3, 2016 to the Fund’s Prospectus dated October 1, 2015,

as supplemented and amended to date

Effective May 20, 2016, the following changes to the Prospectus will become effective:

The section entitled “Fund Summary: Growth Fund –Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund attempts to achieve its investment objective by allocating its assets among four investment strategies: a growth strategy, a U.S. premier large cap growth strategy, a disciplined growth strategy and an international growth strategy. The sub-adviser employs both strategic and tactical approaches when allocating the Fund’s assets among the four strategies, and seeks to strategically diversify the Fund’s assets while maintaining the flexibility to tactically allocate its investments among the four strategies in response to market conditions and other factors.

The following chart shows the sub-adviser’s projected strategic and tactical allocation targets or ranges for each strategy (as a percentage of the Fund’s assets). These percentages reflect approximations of the projected asset allocations under normal market conditions and may be rebalanced from time to time, at the discretion of the sub-adviser.

	Growth Strategy	U.S. Premier Large Cap Growth Strategy	Disciplined Growth Strategy	International Growth Strategy
Strategic allocation targets	35%	35%	20%	10%

Tactical allocation ranges	15-55%	15-55%	0-45%	0-20%

With respect to the growth strategy, under normal market conditions, the sub-adviser invests primarily in large-cap, U.S. companies that the sub-adviser believes are demonstrating business improvements, such as accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business.

With respect to the U.S. premier large cap growth strategy, the sub-adviser invests primarily in large- cap, U.S. companies. Under normal market conditions, the sub-adviser seeks securities of companies whose earnings or revenues are not only growing but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth and other signs of business improvement, the sub-adviser considers companies demonstrating price strength relative to their peers.

With respect to the disciplined growth strategy, the sub-adviser invests primarily in large-cap, publicly traded U.S. companies with a market capitalization greater than $2 billion, using quantitative management techniques in a two-step process. This process first employs an objective set of measures, including valuation, quality, growth and sentiment, to rank stocks, and then uses a quantitative model to build a portfolio of stocks from the ranking in order to provide what the sub-adviser believes represents the optimal balance between risk and expected return.

With respect to the international growth strategy, the sub-adviser invests primarily in equity securities of issuers located in developed countries world-wide (excluding the United States). Under normal market conditions, the sub-adviser seeks securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. The sub-adviser believes that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

While the growth, U.S. premier large cap growth and disciplined growth strategies invest primarily in U.S. companies, they may also invest in securities of foreign companies, including companies located in emerging markets. The Fund may invest up to 20% of its total assets in foreign securities, including emerging market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

The section entitled “Fund Summary: Growth Fund – Principal Risks of Investing in the Fund,” is supplemented as follows:

Asset Allocation Risk: The Fund’s ability to achieve its investment objective depends in part on the sub-adviser’s skill in determining the Fund’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that the sub-adviser may favor an investment strategy that performs poorly relative to other investment strategies.

In the section entitled “Fund Summary: Growth Fund – Investment Adviser,” the portfolio manager table is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Scott Wilson, CFA	2016	Vice President and Portfolio Manager

Richard Weiss	2016	Senior Vice President and Senior Portfolio Manager

Gregory J. Woodhams, CFA	2007	Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager

Justin M. Brown, CFA	2016	Vice President and Portfolio Manager

Keith Lee, CFA	2016	Vice President and Senior Portfolio Manager

Michael Li	2016	Vice President and Portfolio Manager

Jeffrey Bourke, CFA	2016	Portfolio Manager

William Martin, CFA[1]	2007	Senior Vice President and Senior Portfolio Manager

Lynette Pang, CFA	2007	Portfolio Manager

Rajesh Gandhi, CFA	2016	Vice President and Senior Portfolio Manager

James Gendelman	2016	Vice President and Portfolio Manager

[1]	Mr. Martin has announced his plans to retire from American Century. As a result, he will no longer serve as a portfolio manager of the Fund as of May 18, 2016.

In the section entitled “Additional Information about the Funds’ Investment Strategies and Risks – Investment Sub-Advisers,” the information with respect to the Fund is deleted in its entirety and replaced with the following:

Growth Fund

For the assets invested pursuant to the growth, U.S. premier large cap growth and international growth investment strategies, the sub-adviser looks for stocks of companies it believes will increase in value over time, using a proprietary investment strategy. In implementing the strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that the sub-adviser makes its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The techniques used by the sub-adviser help it buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

For the assets invested pursuant to the disciplined growth strategy, the sub-adviser utilizes quantitative management techniques in a two-step process. In the first step, the sub-adviser ranks stocks, primarily large capitalization, publicly-traded U.S. companies (those with a market capitalization greater than $2 billion) from most attractive to least attractive based on an objective set of measures, including each stock’s valuation, quality, growth and sentiment.

In the second step, the sub-adviser uses a quantitative model to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when it believes:

•	a stock becomes less attractive relative to other stock opportunities;

•	a stock’s risk parameters outweigh its return opportunity; or

•	specific events alter a stock’s prospects.

The sub-adviser allocates subscriptions and redemptions among the four investment strategies in a manner designed to support its desired tactical allocations and consistent with the projected allocation percentages and ranges described in the section of the Prospectus entitled “Fund Summary: Growth Fund – Principal Investment Strategies of the Fund.” The sub-adviser periodically reviews the asset allocations in the Fund to determine the extent to which a portion of the assets allocated to a particular strategy differs from its desired allocation and may, in its discretion, determine to reallocate assets among the four investment strategies in an effort to rebalance the Fund’s assets. In some instances, the effect of the reallocation may shift assets from a better performing strategy of the Fund to a strategy of the Fund with a relatively lower total return.

Under normal market conditions, the Fund generally expects to invest substantially all of its assets in equity securities. The Fund may, however, purchase other types of securities from time to time, including notes, bonds and other debt securities of companies, obligations of domestic or foreign governments and their agencies. The Fund may also invest in derivatives, such as options, futures and forward currency exchange contracts, primarily for hedging purposes.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, U.S. Government Obligations Risk, Foreign Sovereign Debt Risk, Derivatives Risk, Hedging Risk, and Counterparty Risk.

In the section entitled “MANAGEMENT – Investment Sub-Advisers,” the information with respect to the American Century is revised and restated as follows:

American Century Investment Management, Inc. (“American Century”)

4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed approximately $150.6 billion in total assets under management as of June 30, 2015.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund’s investment objective and strategy.

The Growth Fund uses teams of portfolio managers and analysts to manage the fund in consultation with an asset allocation team member who is responsible for coordinating certain fund activities such as recommending appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Responsibility for research, security selection and portfolio construction for specified portions of the funds has been allocated among for four teams: the Growth Strategy team, U.S. Premier Large Cap Growth Strategy Team, Disciplined Growth Strategy team and the International Growth Strategy team.

American Century’s asset allocation strategy is managed by Scott Wilson and Richard Weiss. Mr. Wilson, Vice President and Portfolio Manager, has been a member of the asset allocation team since 2006. He joined American Century in 1992, became an analyst in 1994 and a portfolio manager in 2011. He is a CFA charterholder. Mr. Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the asset allocation team since joining American Century in 2010.

American Century’s Growth Strategy team is managed by Gregory J. Woodhams and Justin M. Brown. Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the growth strategy team since he joined American Century in 1997. He became a portfolio manager in 1998. He is a CFA charterholder. Mr. Brown, Vice President and Portfolio Manager, has been a member of the growth strategy team since he joined American Century in 2000 as an investment analyst. He became a portfolio manager in February 2006. He is a CFA charterholder.

American Century’s U.S. Premier Large Cap Growth Strategy team is managed by Keith Lee, Michael Li, and Jeffrey Bourke. Mr. Lee, Vice President and Senior Portfolio Manager, joined American Century in 1998 and rejoined in 2001. He became a portfolio manager in 2003 and has been a member of the U.S. premier large cap growth strategy team since 2008. Mr. Li has been a member of the U.S. premier large cap growth strategy team since 2008. He joined American Century in 2002 as an investment analyst and became a portfolio manager in 2006. Mr. Bourke has been a member of the U.S. premier large cap growth strategy team since 2008. He joined American Century in 2007 as an analyst and became a portfolio manager in 2013. Messrs. Lee and Bourke are CFA charterholders.

American Century’s Disciplined Growth Strategy team is managed by William Martin and Lynette Pang. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the disciplined growth strategy team since 2005. He joined American Century in 1989 and became a portfolio manager in 1991. He is a CFA charterholder. Mr. Martin has announced his plans to retire from American Century. As a result, he will no longer serve as a portfolio manager of the Fund as of May 18, 2016. Ms. Pang, Portfolio Manager, has been a member of the disciplined growth strategy team since 2005. She joined American Century in 1997 and became a portfolio manager in 2006. She is a CFA charterholder.

American Century’s International Growth Strategy team and a portion of the assets of the International Growth Fund are managed by Rajesh Gandhi and James G. Gendelman. Mr. Gandhi, Vice President and Senior Portfolio Manager, has been a member of the International Growth team since joining American Century in 2002 and has been a portfolio manager since 2008. He is a CFA charterholder. Mr. Gendelman, Vice President and Portfolio Manager, has been a member of the International Growth team since joining American Century in 2015. Prior to joining American Century, he was a fund co-manager at Marsico Capital Management, LLC.

Capitalized terms used but not defined herein shall have the meaning ascribed to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Growth Fund

(the “Fund”)

Supplement dated May 3, 2016 to the Fund’s Statement of Additional Information (“SAI”)

dated October 1, 2015, as supplemented and amended to date

The following changes are made to the SAI effective May 20, 2016:

In the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the information with respect to the Fund is deleted and replaced with the following:

			Other Accounts (As of May 31, 2015)*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Fund	Advisers/Subadviser	Portfolio Managers	No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
Growth Fund	American Century	Wilson, Scott	30	$23,170	33	$5,566	5	$325.3
		Weiss, Richard	30	$23,170	33	$5,566	5	$325.3
		Brown, Justin	5	$9,148	2	$256.5	3	$952.6
		Lee, Keith	1	$8,255	0	n/a	0	n/a
		Li, Michael	1	$8,255	0	n/a	0	n/a
		Bourke, Jeffrey	1	$8,255	0	n/a	0	n/a
		Martin, William**	12	$8,814	4	$241.9	0	n/a
		Pang, Lynette	5	$2,407	1	$38.0	0	n/a
		Woodhams, Gregory	6	$9,828	2	$256.5	3	$952.6
		Gandhi, Rajesh	6	$3,339	10	$2,074	13	$2,321
		Gendelman, James G.	6	$3,339	10	$2,074	13	$2,321

*	Information is provided as of April 25, 2016.
**	Mr. Martin has announced his plans to retire from American Century. As a result, he will no longer serve as a portfolio manager of the Fund as of May 18, 2016.

In the section entitled “PORTFOLIO MANAGERS – Compensation,” the fourth paragraph under the subheading “American Century – Compensation – Bonus” is deleted in its entirety and replaced with the following:

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Growth Fund and International Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). The performance of the International Growth Fund and each of the four strategies of the Growth Fund (i.e., Growth, U.S. Premier Large Cap Growth, Disciplined Growth and International Growth) are not separately considered in determining portfolio manager compensation.

Capitalized terms used but not defined herein shall have the meaning ascribed to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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